                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 13, 2001



                            ANALYTICAL SURVEYS, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)


   Colorado                     0-13111                      84-0846389
---------------              -------------                   ----------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)


       941 Meridian Street, Indianapolis, IN                      46204
    --------------------------------------------                ---------
      (Address or principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code  (317) 634-1000
                                                          ----------------




  (Former name or former address, if changed since last report): Not applicable

Item 5.  OTHER EVENTS

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION

The following is filed in order to demonstrate compliance with the continued listing requirements of the Nasdaq National Market.

The Unaudited Condensed Consolidated Balance Sheet as of May 31, 2001, as presented below, should be read in conjunction with the audited financial statements, notes, and risk factors disclosed in the most recent Annual Report on Form 10-K, which are incorporated by reference.

                                                               May 31, 2001
                                                              (in millions)
                                                              -------------
Current assets                                                      $24,804
Equipment and leasehold improvements, net                             2,615
Goodwill, net of accumulated amortization                             3,658
Other assets                                                          1,066
                                                                    -------
     Total assets                                                   $32,143
                                                                    =======

Current liabilities                                                 $18,206
Long-term liabilities                                                 5,405
                                                                    -------
     Total liabilities                                               23,611

Total stockholders' equity                                            8,532
                                                                    -------

     Total liabilities and equity                                   $32,143
                                                                    =======


"Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995:

Statements in this report regarding Analytical Surveys, Inc.'s financial condition are "forward-looking statements" that involve risks and uncertainties. This information has not been prepared in accordance with generally accepted accounting principles ("GAAP") or the rules and regulations of the Securities and Exchange Commission (the "Commission") governing financial statements contained in quarterly, annual or other reports filed under the Securities Exchange Act of 1934. Actual results may differ materially from those which may be expressed or inferred in this report as a result of certain factors, including: inaccurate estimates of operating results or expenses; adjustments required in the preparation of financial results for the period; events occurring after the date of the unaudited balance sheet information; and other factors that could affect financial results prepared under GAAP and the rules and regulations of the Commission. The information set forth herein is not necessarily indicative of results for the period ended May 31, 2000, which will be included in a Quarterly Report on Form 10-Q as prescribed by the rules and regulations of the Commission, or for the year ending September 30, 2001, which will be set forth in an Annual Report on Form 10-K together with a report of the Company's independent public accountants. The information set forth above has neither been audited nor reviewed by the Company's independent public accountants. Other risks involved in the Company's business are set forth in detail in the Company's filings with the Commission.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ANALYTICAL SURVEYS, INC.

Date: JULY 13, 2001                      By:     s/s Michael A. Renninger
                                             -----------------------------------
                                                    Michael A. Renninger
                                                   Chief Financial Officer